SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2022
SEGMENT INFORMATION
Schedule of segment profitability and reconciliation to consolidated net loss and comprehensive loss

	Year Ended December 31,
	2022	2021	2020
	U.S. dollars in thousands
Commercial Operations Segment Adjusted EBITDA	(16,595)	(15,527)	(27,236)
Research And Development Adjusted EBITDA	(12,420)	(37,247)	(23,501)
Financial expenses (income), net	28,825	16,609	12,489
Share-based compensation to employees and service providers	5,675	10,212	4,202
Depreciation	2,136	1,914	1,710
Amortization and impairment of intangible assets	6,018	16,235	7,035
Consolidated Comprehensive loss	71,669	97,744	76,173

Schedule of percentages of total net revenues from major customers

	Year Ended December 31,
	2022	2021	2020
Customer A	32%	32%	35%
Customer B	30%	31%	28%
Customer C	33%	32%	35%